UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 16, 2005

Riddell Bell Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-123927	20-1636283
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6225 North State Highway 161, Suite 300, Irving, Texas		75038
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	469-417-6700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On November 16, 2005, the Company issued a press release announcing financial results for the fiscal quarter ended October 1, 2005. A copy of the press release is furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

99.1 Press Release dated November 16, 2005.

In the press release, Riddell Bell uses certain financial measures which are not calculated in accordance with U.S. generally accepted accounting principles (GAAP). These non-GAAP financial measures should not be considered as alternatives to operating income, as a measure of operating results, or cash flows, as a measure of liquidity. Riddell Bell has included as a part of the press release a reconciliation of the non-GAAP financial measures to net income, the most directly comparable GAAP financial measure.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Riddell Bell Holdings, Inc.

November 16, 2005	By:	William E Mote Jr

Name: William E Mote Jr
Title: Vice President of Finance

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Riddell Bell Holdings, Inc. issued November 16, 2005 (furnished for purposes of Item 2.02).